2Q07 Earnings Conference Call
August 2, 2007

Exhibit 99.2
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Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Second Quarter 2007 earnings conference call held on August 2, 2007 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID#4720037.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2006, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.sunocoinc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.sunocoinc.com.

Income Before Special Items*, MM$
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Refining & Supply   73 409 273 126   76 482
Non-Refining   34   40   98   33   36   59
Corp. & Net Fin.   (28) (23) (20)   (36)   (27)   (32)
   Income Before
     Special Items
  79
426
351
123
  85
509
EPS (Diluted),
Before Special Items
0.59
3.22
2.76
1.00
0.70
4.20

$509
$85
$123
$351
$426
$79
$0
$100
$200
$300
$400
$500
$600
* For reconciliation to Net Income, see slide 14.

Non-Refining Businesses – 2Q07

Retail Marketing
Margins squeezed early in quarter but recovered in late May
and early June as wholesale prices fell
Results include $12MM in after-tax divestment gains from
Retail Portfolio Management program
Chemicals
Continued squeeze on margins due to rising feedstock costs
2Q06 results included a $4MM deferred tax benefit from a
state tax law change
Logistics
Decrease from 2Q06 due to lower lease crude acquisition
results
Coke
Completed start-up of 1.7 MM ton Vitória, Brazil plant during
2Q07 with full production expected in 3Q07

Refining & Supply Summary – 2Q07

Very strong margins, particularly in MidContinent, led to
record earnings
Value-added margins for RBOB-blended gasoline and ultra-
low sulfur diesel fuel improved from low 1Q07 levels
Realized crude costs remain high versus Dated Brent and
WTI-based markers
Significant capital project work throughout the system
Philadelphia catalytic cracker restarted in late April
Toledo crude unit debottleneck work largely completed in
May and June
Tulsa refinery turnaround conducted in June and early July

Northeast Refining Margins
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Northeast Refining:
   Realized Margin   5.35 11.56   8.35   6.23 5.25 12.32
   6-3-2-1 Benchmark *   4.49

8.76    5.29   3.68 7.14 11.59
      Differential +0.86 +2.80 +3.06 +2.55 (1.89) +0.73
Actual Costs vs.
   Benchmark:
   Crude   (1.19)   (1.06)   (0.58)   (0.26) (2.24) (1.66)
   Product   2.05

3.86   3.64   2.81 0.35 2.39
      Differential +0.86 +2.80 +3.06 +2.55 (1.89) +0.73

* For definition, see slide 21.
Realized Margin vs. Benchmark, $/B

1.19
1.06
0.58
0.26
2.24
1.66
0.00
0.50
1.00
1.50
2.00
2.50
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07

Crude Cost vs. Dated Brent +$1.25/B
2Q07 vs. 1Q07(-$0.58/B):
Higher premiums for West African
crudes more than offset by…
Increased volumes of lower-cost,
slightly heavier crudes
Lower transportation costs
Improved timing of purchases
versus calendar-day average
2.05
3.86
3.64
2.81
0.35
2.39
0.00
1.00
2.00
3.00
4.00
5.00
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Products vs. Benchmarks, $/B
2Q07 vs. 1Q07 (+$2.04/B):
Higher value-added premiums
for RBOB gasoline over
conventional gasoline and for
diesel/jet fuel over heating oil
Higher margins for premium
gasoline and petrochemical
feedstocks
Northeast Refining Margins

MidContinent Refining Margins
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
MidContinent Refining:
   Realized Margin   8.38 15.00 14.90
11.32 11.42 22.14
   3-2-1 Benchmark *   7.92 18.63 14.13    8.58 11.06 28.30
      Differential +0.46 (3.63) +0.77
+0.36 (6.16)
Actual Costs vs.
   Benchmark:
   Crude   0.67   0.58
   1.55   (0.36) (2.17)
   Product   (0.21)   (4.21)   0.52    1.19   0.72 (3.99)
      Differential +0.46   (3.63) +0.77
+2.74 +0.36 (6.16)

* For definition, see slide 21.
Realized Margin vs. Benchmark, $/B
+2.74
0.25

(0.67)
(0.58)
(0.25)
(1.55)
0.36
2.17
-2.50
-1.50
-0.50
0.50
1.50
2.50
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07

(0.21)
(4.21)
0.52
1.19
0.72
(3.99)
-5.00
-4.00
-3.00
-2.00
-1.00
0.00
1.00
2.00
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Products vs. Benchmarks, $/B
2Q07 vs. 1Q07 (-$4.71/B):
Unfavorable actual product mix
versus marker
Lower value-added premiums for
lubricant base oils and
petrochemicals
Crude Cost vs. WTI +$0.75, $/B
2Q07 vs. 1Q07 (+$1.81/B):
Weakness in WTI benchmark
Higher premiums for Canadian
Syncrude volumes at Toledo
refinery
Slightly higher transportation
rates
MidContinent Refining Margins

Philadelphia Catcracker Project Update

Completion and Start-Up
Start-up late April; approximately 1.5 MMB lower
production impact in 2Q07
May/June residual fuel input approximately 23 MB/D
May/June income contribution approximately $15MM
after-tax
July/3Q07 Expectations
Expect to run unit at approximately 85 MB/D input rate
(approximately 25 MB/D residual fuel input)

MidContinent Refining Project Updates

Toledo Crude Unit Debottleneck Project
Majority of final tie-in work occurred in May and June…
restart began early July
Minimal 2Q07 production impact of approximately 0.6 MMB
Post-project expect incremental light product production (jet and gasoline) of approximately 15 MB/D
Tulsa Refinery Turnaround
Majority of work occurred in June… restart began mid July
2Q07 production impact of approximately 2.3 MMB
3Q07 production impact of approximately 0.6 MMB
Post-turnaround, expect improved reliability and improved
distillate and lubricant yields

Summary

Record 2Q07 earnings… very strong refining margins…
less planned refinery downtime than 1Q07
No major turnaround activity scheduled in the second
half of 2007
1H07 capital project work expected to significantly
improve the earnings power of Sunoco’s refining system

Appendix

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Earnings Profile
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Net Income (MM$ after tax):
   Refining & Supply 73 409 273 126   76 482
   Retail Marketing   -   10   77

(11)     7   30
   Chemicals 14     8     5   16     9     6
   Logistics   6   12     7   11     9   10
   Coke 14   10     9   17   11   13
   Corporate Expenses (16)   (11)   (11)   (20)   (15)   (18)
   Net Financing Expenses & Other (12)   (12)     (9)   (16)   (12)   (14)
      Income Before Special Items 79 426 351 123   85 509
         Special Items    -     -     -      -   90      -
      Total Net Income 79 426 351 123 175 509
EPS (Diluted), Before Special Items  0.59 3.22 2.76 1.00 0.70 4.20
EPS (Diluted), Net Income 0.59 3.22 2.76 1.00 1.44 4.20

Key Margin Indicators
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Refining & Supply, $/B
   Realized Northeast   5.35 11.56   8.35   6.23   5.25 12.32
   Realized MidContinent   8.38 15.00 14.90 11.32 11.42 22.14
      Realized Total R&S   6.13 12.41 10.13   7.51   6.98 14.70
Retail Marketing, cpg
   Gasoline   6.8   8.4 17.3   6.8   8.3 10.1
   Distillate  12.0   8.7 10.4 13.5 16.3   9.5
Chemicals, cpp
   Phenol and Related   9.1   7.1   7.0 8.7   8.8   8.5
   Polypropylene 13.2 11.1 12.2 12.9 12.7 11.4
      Total Chemicals 10.9   8.8   9.3 10.5 10.5   9.7
Dated Brent Crude Oil, $/B 61.88 69.65 69.41 59.74 57.28 68.77
Natural Gas, $/DT   7.88   6.67   6.14   7.26   7.18   7.65

Key Volume Indicators
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Refining & Supply
   Northeast:
     Crude Throughputs, MB/D 610 640 612 603 539 614
     % Capacity   93   98   93   92   82   94
     Net Prod. Available for Sale, MB/D 664 698 658 662 599 671
   MidContinent:
     Crude Throughputs, MB/D 225 224 238 211 223 205
     % Capacity   92   92   97 86   91   84
     Net Prod. Available for Sale, MB/D 233 231 246 221 232 215
   Total Refining & Supply:
     Crude Throughputs, MB/D 835 864 850 814 762 819
     % Capacity   93   96   94   90   85   91
     Net Prod. Available for Sale, MB/D 897 928 904 883 831 886
     Net Prod. Available for Sale, MMB   81   84   83   81   75   81

Key Volume Indicators
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Retail Marketing
   Gasoline Sales, MM gal 1,086 1,181 1,202 1,179 1,131 1,175
   Middle Distillate Sales, MM gal    176    158    158    165    177    152
      Total Sales, MM gal 1,262 1,339 1,360 1,344 1,308 1,327
   Gasoline and Diesel Throughput
     (M gal/Site/Month)
     (Company owned or leased outlets)
   132    143    150    149    142    152
   Merchandise Sales (M$/Store/Month)      71     82      87     80      76      87
Chemicals
   Phenol and Related Sales, MM#    633    663    607   632    592    644
   Polypropylene Sales, MM#    562    569    550   562    548    576
   Other Sales, MM#      21      21      21     25      20      22
      Total, MM# 1,216 1,253 1,178 1,219 1,160 1,242
Coke
   Production, M tons:
      United States    631   627   620   632    611    620
      Brazil    -     -    -    -      32    237

Share Repurchase Activity

Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4    144 13.87
2001 21.4    393 18.32
2002 --      -- --
2003 5.8    136 23.36
2004 15.9    568 35.68
2005    6.7    435 64.57
2006 12.2    871 71.13
1H07   1.2    100 83.19
   Total 73.6 2,647 35.89
At 6/30/07:
Shares O/S = 120.4MM
Remaining Authorization = $849MM

Financial Ratios
3/31/06 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07
Total Debt (GAAP Basis) 1,524 1,438 1,497 1,987 2,086 1,973
Plus: Debt Guarantees        6        6       6        5        5        4
Less: Cash    (361)    (600)    (218)     (263)    (222)    (240)
Net Debt (Revolver Covenant Basis) 1,169    844 1,285 1,729 1,869 1,737
Shareholders’ Equity (GAAP Basis) 2,027 2,295 2,126 2,075 2,159 2,576
SXL * Minority Interest    394    506    502    503    349    348
Equity (Revolver Covenant Basis) 2,421 2,801 2,628 2,578 2,508 2,924
Debt / Capital (GAAP Basis) 43% 39% 41% 49% 49% 43%
Net Debt / Capital **
(Revolver Covenant Basis)
33% 23% 33% 40% 43% 37%
* Sunoco Logistics Partners L.P. (NYSE: SXL)
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.

Refining & Supply - 2Q07 Gasoline and Distillate Production
Northeast
Refining
MidContinent
Refining
Total
Refining
& Supply
Gasoline Production, MB/D 327.8 110.3 438.1
   RFG 52%    0% 39%
   Conventional 48% 100% 61%
Distillate Production, MB/D 231.0 66.3 297.3
   On-Road Diesel Fuel 61% 40% 56%
   Heating Oil / Off-Road Diesel 23% 24% 23%
   Jet Fuel 14% 36% 19%
   Kerosene / Other   2%   0%   2%

Sunoco Refinery Benchmark Margins
Northeast 6-3-2-1 Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Unleaded Regular Gasoline: NY Harbor Barge Platt’s Low
2 No. 2 Fuel Oil (Heating Oil): NY Harbor Barge Platt’s Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low

MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
Northeast Refining:
   6-3-2-1 Benchmark   4.49    8.76   5.29   3.68 7.14 11.59
   6-3-2-1 Value-Added
Benchmark
  5.41
12.28
  8.00
  5.12
8.16
14.15
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
MidContinent Refining:
   3-2-1 Benchmark   7.92 18.63 14.13   8.58 11.06 28.30

For More Information 22 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764